================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 12, 2002

                            PRO-FAC COOPERATIVE, Inc.
               (Exact Name of Registrant as Specified in Charter)

                 New York                                0-20539                            16-6036816
----------------------------------------------   ------------------------  ------------------------------------
(State or other jurisdiction of incorporation)   (Commission File Number)  (IRS Employer Identification Number)

   90 Linden Oaks, P.O. Box 30682, Rochester, New York            14603-0682
   ---------------------------------------------------            ----------
       (Address of Principal Executive Offices)                   (Zip Code)

        Registrant's Telephone Number Including Area Code: (585) 383-1850

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Item 7. Financial Statements, Pro-Forma Financial Information and Exhibits

        (a) Financial Statements of Business Acquired.

            None

        (b) Pro-Forma Financial Information.

            None

        (c) Exhibits

            Exhibit No.    Description
            -----------    ------------
             99.1          Certification of Principal Executive Officer pursuant
                           to 18 U.S.C. Section 1350.

             99.2 Certification of Principal Financial Officer pursuant to 18 U.S.C. Section 1350.


Item 9. Regulation FD Disclosure

On November 12, 2002, Pro-Fac Cooperative, Inc. (the "Company") filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the fiscal quarter ended September 28, 2002. The Report was accompanied by the certifications by Mr. Stephen R. Wright, as principal executive and principal financial officer of the Company under Section 906 of the Sarbanes-Oxley Act of 2002.

Copies of the certifications required under Section 906 of the Sarbanes-Oxley Act are attached hereto as Exhibits 99.1 and 99.2.

This information is not "filed" pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any registrations under the Securities Act of 1933. Additionally, the submission of this Report on Form 8-K is not an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.

                                       2




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   PRO-FAC COOPERATIVE, INC.


Date:    November 12, 2002         By: /s/ Stephen R. Wright
                                       ---------------------------------
                                       Stephen R. Wright, General Manager
                                         and Secretary
                                      (Principal Executive Officer and Principal
                                      Financial Officer)

                                       3




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                                INDEX TO EXHIBITS

Exhibit No.       Description
----------        -----------
99.1              Certification of Principal Executive Officer pursuant to 18
                  U.S.C. Section 1350.
99.2              Certification of Principal Financial Officer pursuant to 18
                  U.S.C. Section 1350.

                                       4


                           STATEMENT OF DIFFERENCES

The section symbol shall be expressed as...................................'SS'